                                                                   Exhibit 3.144

                            ARTICLES OF INCORPORATION

                                       OF

                         SPRINGS AMBULANCE SERVICE, INC.

          KNOW ALL MEN BY THESE PRESENTS:

          That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and we do certify:

          FIRST: That the name of the corporation shall be:

               SPRING AMBULANCE SERVICE, INC.

          SECOND: That the purposes for which this corporation is formed are:

          (a) The principal business of the corporation is the operation of an ambulance service;

          (b) To buy, lease, acquire, own, hold, sell, let and otherwise dispose of property of all kinds, both real and personal, that may be necessary, incident or convenient for the carrying on of said business;

          (c) To enter into, make, perform and carry out contracts of every kind for any lawful purpose, without limit as to the amount, with any person, firm, association or corporation, municipality, county, parish, state, territory, government or other municipal or governmental subdivision;

          (d) To become a partner (either general or limited or both) and to enter into agreements or partnership with one or more other persons or corporations for the purpose of carrying on any business whatsoever which this corporation may deem proper or convenient in connection with any of the purposes herein set forth or otherwise, or which may be calculated,

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directly or indirectly, to promote the interests of this corporation or to enhance the value of its property or business;

          (e) To borrow and lend money, but nothing herein contained shall be construed as authorizing the business of banking, or as including the business purposes of a commercial bank, savings bank or trust company;

          (f) To issue bonds, notes, debentures or other obligations of the corporation from time to time for any of the objects or purposes of this corporation, and to secure the same by mortgage, deed of trust, pledge or otherwise, or to issue the same unsecured; to purchase or otherwise acquire its own bonds, debentures or other evidences of its indebtedness or obligations; to purchase, hold, sell and transfer the shares of its own capital stock to the extent and in the manner provided by the laws of the State of California, as the same are now in force or may be hereafter amended;

          (g) To carry on any business whatsoever, either as principal or as agent, or both, or as a partnership, which this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated directly or indirectly to promote the interests of this corporation, or to enhance the value of its property or business; to conduct its business in this state or in other states; in the District of Columbia; in the territories and colonies of the United States, and in foreign countries.

          The foregoing statement of purposes shall be construed as a statement of both purposes and powers, and the purposes and powers stated in each clause shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes and powers.

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          THIRD: That the principal office for the transaction of business of the corporation is to be located at 889 Calle Tomas, in the City of Palm Springs, County of Riverside, State of California.

          FOURTH: That this corporation is authorized to issue only one class or kind of shares of stock, the total number of which is seven hundred fifty shares
(750), of the aggregate par value of Seventy Five Thousand Dollars ($75,000.00), and with a par value of One Hundred Dollars ($100.00) per share.

          FIFTH: Each shareholder shall be entitled to full pre-emptive or preferential rights to purchase, or to subscribe for his proportionate part of any and all issues of shares or other securities which may at any time be issued by this corporation.

          SIXTH: That the number of directors of said corporation shall be three
(3), who need not be shareholders, and the names and addresses of the persons who are appointed until the first annual meeting of shareholders, or until the selection and qualification of their successors, are:

          FRANK MULLER        805 N. Indian Avenue
                              Palm Springs,
                              California

          CHARLES F. MULLER   889 Calle Tomas
                              Palm Springs,
                              California

          ALLAN S. REICHLE    805 Calle Tomas
                              Palm Springs,
                              California

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          In Witness Whereof, we have hereunto affixed our signatures this 29th day of April, 1966.


                                        /s/ Frank Muller
                                        ----------------------------------------
                                        FRANK MULLER


                                        /s/ Charles F. Muller
                                        ----------------------------------------
                                        CHARLES F. MULLER


                                        /s/ Allan S. Reichle
                                        ----------------------------------------
                                        ALLAN S. REICHLE

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STATE OF CALIFORNIA )
                    ) ss
COUNTY OF RIVERSIDE )

          On the 29th day of April, 1966, before me James Hollowell, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared FRANK MULLER, CHARLES F. MULLER and ALLAN S. REICHLE, known to me to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that they executed the same.

          In Witness Whereof, I have hereunto set my hand and affixed my official seal in the City of Palm Springs, County of Riverside, State of California, the day and year first above written.


                                        /s/ James Hollowell
                                        ----------------------------------------
                                        Notary Public in and for
                                        Said County and State

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

CHARLES F. MULLER and ALLAN S. REICHLE certify:

1. We are the president and secretary, respectively, of SPRINGS AMBULANCE SERVICE, INC., a California corporation.

2. That at a meeting of the Board of Directors of said corporation, duly held at Palm Springs, California, on June 10, 1970, the following resolution was adopted:

          "RESOLVED, that so much of Article SIXTH of the Articles of Incorporation of this corporation as reads, 'That the number of directors of said corporation shall be three (3)' is amended to read, 'That the number of directors of said corporation shall be four (4).'"

3. That the shareholders adopted said amendment by resolution. That the wording of the amended article is set forth in the shareholders' resolution is the same as that set forth in the directors' resolution in paragraph 2 of this Certificate.

4. That the number of shares which so voted for the adoption of said amendment is 110, and that the total number of shares entitled to vote on or consent to said amendment is 110.

We declare under penalty of perjury that the matters herein set forth are true of our own knowledge. Executed at Palm Springs, California, on October 16, 1970.


                                        /s/ Charles F. Muller
                                        ----------------------------------------
                                        CHARLES F. MULLER, President


                                        /s/ Allan S. Reichle
                                        ----------------------------------------
                                        ALLAN S. REICHLE, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                         SPRINGS AMBULANCE SERVICE, INC.

     Allan S. Reichle and Diane Reichle hereby certify that:

     1. They are the President and Secretary, respectively, of SPRINGS AMBULANCE SERVICE, INC. a California corporation.

     2. ARTICLE SEVENTH is hereby added to the Articles of Incorporation of this Corporation as follows:

          "The liability of the Directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law."

     3. ARTICLE EIGHTH is hereby added to the Articles of Incorporation of this Corporation as follows:

          "The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporations Code) for breach of duty to the Corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits of such excess indemnification set forth in Section 204 of the Corporations Code."

     4. The foregoing amendments of Articles of Incorporation have been duly approved by the Board of Directors.

     5. The foregoing amendments of Articles of Incorporation have been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of this Corporation is 110. The number of shares voting in favor of the Amendment was 100%.


                                        /s/ Allan S. Reichle
                                        ----------------------------------------
                                        Allan S. Reichle, President

                                        Signature continued next page . . .

                                        /s/ Dianne Reichle
                                        ----------------------------------------
                                        Dianne Reichle, Secretary

     The undersigned declare under penalty of perjury that the matters set forth in the foregoing Certificate are true of their own knowledge.

     Executed at Palm Springs, California, on this 10 day of August, 1988.


                                        /s/ Allan S. Reichle
                                        ----------------------------------------
                                        Allan S. Reichle


                                        /s/ Dianne Reichle
                                        ----------------------------------------
                                        Dianne Reichle

                           AGREEMENT OF MERGER BETWEEN
                            SPRINGS ACQUISITION, INC.
                                       and
                         SPRINGS AMBULANCE SERVICE, INC.
 (under Section 1101 of the General Corporation Law of the State of California)

     This Agreement of Merger is entered into between Springs Ambulance Service, Inc., a California corporation (herein "Surviving Corporation"), and Springs Acquisition, Inc., a California corporation (herein "Merging Corporation") and a wholly owned subsidiary of American Medical Response, Inc., a Delaware corporation, on November 7, 1996. The Surviving Corporation and the Merging Corporation agree as follows:

     1. Merging Corporation shall be merged into Surviving Corporation (the "Merger").

     2. Each share of common stock of Merging Corporation outstanding immediately prior to the Merger shall be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation, and each share of common stock of Surviving Corporation outstanding immediately prior to the Merger shall be converted into a right to receive its pro rata share of $4,100,000, of which amount $2,100,000 shall be paid in cash, and the remaining $2,000,000 to be paid in the form of a subordinated promissory note.

     3. Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desireable to evidence or carry out this Merger.

     4. The effect of the Merger and the effective date of the Merger are as prescribed by law.

     IN WITNESS WHEREOF the parties have executed this Agreement on the date first above written.

SPRINGS ACQUISITION, INC                SPRINGS AMBULANCE SERVICE, INC.


/s/ Greg Guckes                         /s/ Allan S. Reichle
-------------------------------------   ----------------------------------------
GREG GUCKES, President                  ALLAN S. REICHLE, President


/s/ William Seymour                     /s/ Dianne J. Reichle
-------------------------------------   ----------------------------------------
WILLIAM SEYMOUR, Secretary              DIANNE J. REICHLE, Secretary

                         SPRINGS AMBULANCE SERVICE, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Secretary, respectively, of Springs Ambulance Service, Inc., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and the directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is 110.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: 11-6, 1996.


                                        /s/ Allan S. Reichle
                                        ----------------------------------------
                                        ALLAN S. REICHLE, President


                                        /s/ Dianne J. Reichle
                                        ----------------------------------------
                                        DIANNE J. REICHLE, Secretary

                            SPRINGS ACQUISITION, INC.
                             CERTIFICATE OF APPROVAL
                                       OF
                               AGREEMENT OF MERGER

     The undersigned do hereby certify that:

     1. We are the President and Secretary, respectively, of Springs Acquisition, Inc., a California corporation.

     2. The Agreement of Merger in the form attached hereto was duly approved by the shareholders and the directors of the corporation.

     3. The shareholder approval was by 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding is 100.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Dated: November 5, 1996.


                                        /s/ Gregory K. Guckes
                                        ---------------------------------------
                                        GREGORY B. GUCKES, President


                                        /s/ William A. Seymour
                                        ---------------------------------------
                                        WILLIAM A. SEYMOUR, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

The undersigned certify that:

1. They are the Vice President and Assistant Secretary of the corporation.

2. The name of the corporation is Springs Ambulance Service, Inc.

3. Article VI of the Articles of Incorporation of this corporation is amended to read as follows:

      "That the number of directors of said corporation shall be one (1)."

4. The foregoing amendment has been duly approved by the Board of Directors.

5. The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of this Corporation is 110. The number of shares voting in favor of the Amendment was 100%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: 11/1/00


                                        /s/ Gino Porazzo
                                        ----------------------------------------
                                        Gino Porazzo, Asst. Secretary


                                        /s/ Lori Evans
                                        ----------------------------------------
                                        Lori A. E. Evans, Vice President